SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2003

                                 LINCOLN BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

     000-25219                                                   35-2055553
     (Commission File Number)             (IRS Employer Identification No.)

                              1121 East Main Street
                         Plainfield, Indiana 46168-0510
                    (Address of principal executive offices,
                               including Zip Code)

                                 (317) 839-6539
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

Lincoln Bancorp, an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on April 23, 2003 announcing its stock repurchase program. A copy of the press release is furnished herewith as Exhibit
99.1. Pursuant to General Instruction F of Form 8-K, this exhibit is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

         99.1  Press Release dated April 23, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           /s/ John M. Baer
                                           -------------------------------------
                                           John M. Baer, Secretary and Treasurer

Dated: April 23, 2003